Exhibit 10.1

TWELFTH AMENDMENT TO
NINTH AMENDED AND RESTATED
CREDIT AGREEMENT

This TWELFTH AMENDMENT dated as of August 29, 2013 (this “Amendment”), to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the “Credit Agreement”), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation (“Borrower”), GULF ISLAND, L.L.C., a Louisiana limited liability company, DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc., SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc., GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company, GULF MARINE FABRICATORS, L.P. (formerly G.M. FABRICATORS, L.P. and NEW VISION L.P.), a Texas limited partnership, GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company, and GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company, (“Existing Guarantors”) and GULF ISLAND MARINE FABRICATORS, L.L.C., a Louisiana limited liability company, and DOLPHIN STEEL SALES, L.L.C., a Louisiana limited liability company (“New Guarantors”; and together with Existing Guarantors, “Guarantors”), WHITNEY BANK, a Louisiana state chartered bank (formerly known as Hancock Bank of Louisiana, successor by merger to Whitney National Bank) (“Whitney”), and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity (“JPMorgan”) (Whitney and JPMorgan, each a “Lender” and collectively the “Lenders”) and JPMorgan, as Agent and LC Issuer.

WHEREAS, the Borrower and Guarantors have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are agreeable thereto, on the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:

1.         Definitions.  Unless otherwise defined herein, all defined terms used in this Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

2.         Conditions Precedent.  Before this Amendment becomes effective and any party  becomes obligated under it, all of the following conditions shall have been satisfied at Borrower’s sole cost and expense in a manner acceptable to Agent in the exercise of Agent’s sole judgment:

(a) Agent shall have received fully executed counterparts of this Amendment;

(b) Agent shall have received fully executed counterparts to amendments to security agreements of Borrower and Guarantors granting security interests in receivables of each Guarantor and other collateral of New Guarantors;

(c) Agent shall have received fully executed counterparts of a joinder by which New Guarantors shall become obligated as guarantors under the Amended and Restated Subsidiary Continuing Guaranty dated as of January 30, 2006;

(d) Agent shall have received satisfactory resolutions and consents of Borrower and Guarantor; and

(e) Agent shall have received satisfactory lien searches.

3.        New Guarantors.  New Guarantors hereby join in the Credit Agreement as a Guarantor for all purposes, have executed a joinder of the Guaranty, and agree to be bound by and to comply with the terms and conditions of the Credit Agreement to the same extent and with the same force and effect as if they had been a signatory thereto.  All references in the Credit Agreement to Guarantors or a Guarantor shall include New Guarantors.

4.        Amendment to Section 6.14(ix).  The Credit Agreement is hereby amended by amending Section 6.14(ix) of the Credit Agreement to read in its entirety as follows:

(ix)	Liens on other assets not exceeding $2,000,000 in value; provided, however, that such Liens shall not affect any tracts of land, buildings, or component parts of Borrower or any of its Subsidiaries.

5.        Amendment to Section 6.19.  The Credit Agreement is hereby amended by amending and strating Section 6.19 to read in its entirety as follows:

6.19.  New Subsidiary.  Promptly upon forming or acquiring any Subsidiary, other than an Excluded Subsidiary, Borrower shall cause the Subsidiary to execute a guaranty of the Secured Obligations in the form of the Guaranty and to execute a security agreement granting a first priority security interest in all assets of such Subsidiary.

6.        Release.  Lenders hereby authorize and direct Agent to grant a complete release of any mortgage affecting immovable property of Borrower or Guarantors located in the State of Louisiana and to authorize the filing of UCC terminations in connection therewith.

7.        Waiver of Default.  The Lenders waive any default under the Credit Agreement arising from the failure of the Borrower to cause New Guarantors to execute a guaranty promptly upon their formation in 2008.

8.        Payment of Fees and Expenses.  Borrower agrees to pay to Lender within ten (10) days of receipt of invoices therefor, in immediately available funds, all of the internal and external costs and expenses incurred by Lender in connection with this Amendment, including, without limitation, inside and outside attorneys, processing, documentation, title, filing, recording costs, expenses (including but not limited to, appraisal expenses), and fees.

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9.        Confirmation.  Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Borrower and Guarantors contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full.  The Borrower and Guarantors hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.  Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

10.      Acknowledgment.  Borrower and each Guarantor acknowledge and agree that this Amendment shall not be considered a novation or a new contract.  Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders.  Borrower and each Guarantor confirm and agree that (a) neither the execution of this Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.  Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

11.      Security Devices.  Borrower and each Guarantor that has executed or is executing any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations.  Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time.

12.      Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

13.      Choice of Law.  THIS AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

[Signature pages follow]

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IN WITNESS WHEREOF, the Borrower and the Guarantors have executed this Amendment on September 12, 2013, to be effective as of the date first above written, and the Lenders, the LC Issuer and the Agent have executed this Amendment on the dates set forth below their signatures, to be effective as of the date first above written.

BORROWER: GULF ISLAND FABRICATION, INC.

By:	/s/ Kirk J. Meche
Name:	Kirk J. Meche
Title:	Chief Executive Officer

GUARANTORS: GULF ISLAND, L.L.C.

By:	Gulf Island Fabrication, Inc., its Sole Member

	By:	/s/ Kirk J. Meche
	Name:	Kirk J. Meche
	Title:	Chief Executive Officer

DOLPHIN SERVICES, L.L.C.,

By:	Gulf Island Fabrication, Inc., its Manager

	By:	/s/ Kirk J. Meche
	Name:	Kirk J. Meche
	Title:	Chief Executive Officer

SOUTHPORT, L.L.C.

By:	Gulf Island, L.L.C., its Sole Member

	By:	Gulf Island Fabrication, Inc., its Sole Member

		By:	/s/ Kirk J. Meche
		Name:	Kirk J. Meche
		Title:	Chief Executive Officer

Signature Page 1

GUARANTORS: (cont’d) GULF ISLAND MINDOC COMPANY, L.L.C.

By:	Gulf Island Fabrication, Inc., its Manager

	By:	/s/ Kirk J. Meche
	Name:	Kirk J. Meche
	Title:	Chief Executive Officer

GULF MARINE FABRICATORS, L.P.

By:	Gulf Marine Fabricators General Partner, L.L.C., its General Partner

	By:	/s/ Kirk J. Meche
	Name:	Kirk J. Meche
	Title:	Manager

GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C.

By:	/s/ Kirk J. Meche
Name:	Kirk J. Meche
Title:	Manager

GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C.

By:	Gulf Island Fabrication, Inc., its Manager

	By:	/s/ Kirk J. Meche
	Name:	Kirk J. Meche
	Title:	Chief Executive Officer

Signature Page 2

GUARANTORS: (cont’d) GULF ISLAND MARINE FABRICATORS, L.L.C.

By:	Gulf Island Fabrication, Inc., its Sole Member

	By:	/s/ Kirk J. Meche
	Name:	Kirk J. Meche
	Title:	Chief Executive Officer

DOLPHIN STEEL SALES, L.L.C.

By:	Gulf Island Fabrication, Inc., its Manager

	By:	/s/ Kirk J. Meche
	Name:	Kirk J. Meche
	Title:	Chief Executive Officer

Signature Page 3

LENDERS: JPMORGAN CHASE BANK, N.A.,
Successor by merger to Bank One, NA, Chicago, Individually, as LC Issuer, and as Agent

	By:	/s/ Donald Hunt
Donald Hunt, Vice President

Commitment: $40,000,000.00	Date:	September 12, 2013

Signature Page 4

LENDERS: (cont’d) WHITNEY BANK

	By:	/s/ Josh J. Jones
Josh J. Jones
Area President South Central Region

Commitment: $40,000,000.00	Date:	September 13, 2013

Signature Page 5